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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST EVENT REPORTED: September 26, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On September 26, 2005, the Company announced that the ATWOOD FALCON and VICKSBURG, both owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, have been awarded a contract extension and a new contract, respectively. The ATWOOD FALCON `s current thirteen (13) well contract with Sarawak Shell ("Shell") has been extended effective July 11, 2007 for two years. This contract extension provides for the rig's water depth drilling capabilities to be increased from 3,700 feet to 5,000 feet. This water depth upgrade, to be paid for by Shell, is expected to cost $24 million and is planned in July 2006 at a shipyard in Malaysia or elsewhere in Southeast Asia, with the upgrade estimated to take 85 days to complete including rig moving time. The contract extension provides for Shell to pay $12 million at the beginning of the upgrade period and $12 million upon completion of the upgrade plus a dayrate during the 85-day upgrade period of $90,200. The new extended contract now provides for the drilling of one (1) well at a dayrate of $53,000 to $83,000 depending upon its water depth, six (6) wells at a dayrate of $93,000, six (6) wells at a dayrate of $113,000 and, effective July 11, 2007 through July 10, 2009, for wells drilled in water depths less than 3,700 feet a day rate of $160,000 will apply and for wells drilled in water depths greater than 3,700 feet a dayrate of $200,000 will apply. The higher dayrates will commence at the end of the existing thirteen (13) wells drilling commitment or July 11, 2007, whichever occurs first.

     The VICKSBURG has been awarded a new contract by Chevron Overseas Petroleum (Cambodia) Limited to drill eight (8) months offshore Cambodia immediately upon the rig completing its drilling commitment with Petrofac Malaysia (estimated September/October 2006). This contract provides for a dayrate of $94,500.

     The ATWOOD SOUTHERN CROSS has completed its relocation to the Mediterranean Sea and has commenced drilling one well for Isramco at a dayrate of $60,000. At the completion of this work, the rig will be moved to a shipyard for approximately 50 days for required inspections, Italian certification and equipment upgrades prior to drilling two (2) wells at dayrates of $70,000 and $73,000 for AGIP. Following the completion of the AGIP drilling program, the rig will be moved to the Black Sea to commence a drilling program for Melrose at a dayrate of $125,000.

     The Company's only rig in the Gulf of Mexico, the RICHMOND, was safely evacuated in advance of Hurricane Rita. An initial visual inspection of the rig following the storm showed no signs of any major damage. A further inspection is to be undertaken.

     A copy of the press release announcing a contract extensions for the ATWOOD FALCON, an award of a new contract for the VICKSBURG, the completion of the mobilization of the ATWOOD SOUTHERN CROSS and a report on the RICHMOND following Hurricane Rita is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated September 26, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated

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as a result of various  factors:  the  Company's  dependence  on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATWOOD OCEANICS, INC.
                                    (Registrant)



                                    /s/ James M. Holland
                                    James M. Holland
                                    Senior Vice President

                                    DATE: September 26, 2005



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                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION


EX - 99.1            Press Release dated September 26, 2005




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                                                             EXHIBIT EX. - 99.1

           ATWOOD OCEANICS ANNOUNCES ATWOOD FALCON CONTRACT EXTENSION,
        VICKSBURG CONTRACT, ATWOOD SOUTHERN CROSS COMMENCES DRILLING IN
           MEDITERRANEAN SEA AND RICHMOND REPORT AFTER HURRICANE RITA

Houston, Texas
26 September 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (a Houston based International Offshore Drilling Contractor - NYSE ATW) announced today that the ATWOOD FALCON and VICKSBURG, both owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, have been awarded a contract extension and a new contract, respectively. The ATWOOD FALCON `s current thirteen (13) well contract with Sarawak Shell ("Shell") has been extended effective July 11, 2007 for two years. This contract extension provides for the rig's water depth drilling capabilities to be increased from 3,700 feet to 5,000 feet. This water depth upgrade, to be paid for by Shell, is expected to cost $24 million and is planned in July 2006 at a shipyard in Malaysia or elsewhere in Southeast Asia, with the upgrade estimated to take 85 days to complete including rig moving time. The contract extension provides for Shell to pay $12 million at the beginning of the upgrade period and $12 million upon completion of the upgrade plus a dayrate during the 85-day upgrade period of $90,200. The new extended contract now provides for the drilling of one (1) well at a dayrate of $53,000 to $83,000 depending upon its water depth, six (6) wells at a dayrate of $93,000, six (6) wells at a dayrate of $113,000 and, effective July 11, 2007 through July 10, 2009, for wells drilled in water depths less than 3,700 feet a day rate of $160,000 will apply and for wells drilled in water depths greater than 3,700 feet a dayrate of $200,000 will apply. The higher dayrates will commence at the end of the existing thirteen (13) wells drilling commitment or July 11, 2007, whichever occurs first.

     The VICKSBURG has been awarded a new contract by Chevron Overseas Petroleum (Cambodia) Limited to drill eight (8) months offshore Cambodia immediately upon the rig completing its drilling commitment with Petrofac Malaysia (estimated September/October 2006). This contract provides for a dayrate of $94,500.

     The ATWOOD SOUTHERN CROSS has completed its relocation to the Mediterranean Sea and has commenced drilling one well for Isramco at a dayrate of $60,000. At the completion of this work, the rig will be moved to a shipyard for approximately 50 days for required inspections, Italian certification and equipment upgrades prior to drilling two (2) wells at dayrates of $70,000 and $73,000 for AGIP. Following the completion of the AGIP drilling program, the rig will be moved to the Black Sea to commence a drilling program for Melrose at a dayrate of $125,000.

     The Company's only rig in the Gulf of Mexico, the RICHMOND, was safely evacuated in advance of Hurricane Rita. An initial visual inspection of the rig following the storm showed no signs of any major damage. A further inspection is to be undertaken.




     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas

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industry;  the risks  involved in upgrade to the  Company's  rigs;  competition;
operating  risks;  risks involved in foreign  operations;  risks associated with
possible   disruptions  in  operations  due  to  terrorism;   and   governmental
regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


                                                   Contact:  Jim Holland
                                                          (281) 749-7804

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